Exhibit 99.1

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of October 26, 2002 (the "Agreement Date") by and between FUTURE CARZ, INC. ("FCRZ") and JACK WATTERS GROUP (the "Group").

     WHEREAS, upon the effectiveness of this Agreement, as defined below, the parties acknowledge and accept that FCRZ and the Group shall continue to be separate and distinct operating entities, and that this transaction shall not constitute a merger, acquisition of similar form of business combination; and

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                  THE PURCHASE

     1.1 The Purchase. Subject to the terms and conditions of this Agreement, at the Closing:

     (a) The Group shall acquire 43,290,934 shares of FCRZ common stock for the aggregate amount of $432,909.34 which shall include the assumption of all liabilities and accounts payables, as well as cash (as set forth in Exhibit "B"
- List of Assets and Liabilities of FCRZ);

     (b) The Group settle, and hold the current officers and directors of FCRZ harmless from, all of the liabilities of FCRZ as set forth in Exhibit "B" attached herewith with cash and/or stock, as deemed applicable and acceptable;

     (c) FCRZ shall have affected an increase in the amount of authorized par value common stock of the Company from 20,000,000 shares to 100,000,000 shares;

     (d) The Group shall release all current officers and directors from any and all liabilities and creditors of FCRZ;

     (e) FCRZ shall reopen a leasing facility in San Diego and any leases emanating from this location on vehicles supplied by the Group or its designees will be assigned to the Group or the Group's designee, and the Group will pay any expenses incurred as a result of opening this office and will secure the lease agreement with the property; and

     (f) Edward Heisler, the current President of FCRZ, shall provide fifty (50) hours of consulting services to the Group after Closing, at no cost to either the Group or FCRZ;

     (g) Edward Heisler, the current President of FCRZ, shall file an Offer in Compromise with the IRS prior to close. The Group agrees to provide Edward Heisler with funding to settle Offer in Compromise with IRS. Payment due and payable on settlement date with IRS.

     (h) The current officers and directors shall tender their resignations, and new officers and directors shall be appointed per the direction and influence of the Group; and

     (i) The Group shall not cause FCRZ to effect a reverse-split of FCRZ's issued and outstanding common stock for a period of not less than twenty-four
(24) months.

     1.2 Further Assurances. If, at any time after the Closing, the parties hereto consider or are advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Agreement or to carry out the purposes of this Agreement at or after the Closing, then parties to this Agreement shall execute and deliver all such proper deeds, assignments, instruments and assurances and do all other things necessary or desirable to consummate the Purchase and to carry out the purposes and intent of this Agreement.

     1.3 Securities Laws Issues. FCRZ shall issue the FCRZ shares pursuant to an exemption from registration under Section 4(2) and/or Regulation D promulgated under the 1933 Act. Concurrently with execution of this Agreement, the Group will execute and deliver to FCRZ an Investment Representation Letter in the form of Exhibit A hereto (the "Investment Representation Letter"). For as long as this Agreement shall remain in full force and effect, FCRZ shall comply with all relevant Securities Laws including its requirement to file periodic, quarterly and annual reports, as well as all reporting requirements required by this Agreement.

                                 CLOSING MATTERS

     2.1. The Closing. Subject to termination of this Agreement as provided in
Section 3 below, the closing of the transactions for consummation of the Stock Purchase and other events or transactions contemplated by this Agreement (the "Closing") will take place at the offices of FCRZ at 10:00 a.m., Western Standard Time on November 31, 2002, or on such other date on or before the Termination Date, as defined herein, as the parties to this Agreement may mutually agree upon in writing (the "Closing Date"), but not later than within thirty (30) business days after the last to occur of the FCRZ Shareholders Meeting or the Group Shareholders Meeting, approving the terms and conditions of this Agreement have been met. Any party to this Agreement, provided that such party is not then in breach of its obligations under this Agreement, could terminate the Agreement if the Closing has not occurred on or before December 31, 2002 unless the closing has not occurred as a result of the failure of any party to obtain approval from the Securities and Exchange Commission.

                            TERMINATION OF AGREEMENT

     3.1 This Agreement may be terminated at any time prior to or at the Closing by the mutual written consent of all parties to this Agreement.

     3.2 Any termination of this Agreement under this Section 3 will be effective by the delivery of notice of the terminating party to the other parties hereto.

     3.3 No Liability for Proper Termination. Any termination of this Agreement in accordance with this Section 3 will be without further obligation or liability upon any party in favor of the other party hereto or to its stockholders, directors or officers; provided, however, that nothing herein will limit the obligation of the Group and FCRZ for any willful breach hereof or failure to use their best efforts to cause the Agreement to be consummated. In the event of the termination of this Agreement pursuant to this Section 3, this Agreement shall thereafter become void and have no effect and each party shall be responsible for its own expenses incurred in connection herewith.

               INDEMNIFICATION AND REMEDIES, CONTINUING COVENANTS

     4.1 Agreement to Indemnify.

     (a) The Group agrees to indemnify and hold harmless FCRZ, its officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act (each hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs (hereinafter collectively referred to as "Damages") incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by the Group in this Agreement or in any certificate delivered by or on behalf of the Group pursuant hereto (if such inaccuracy, misrepresentation, breach or default existed at the Closing Date). The Group agrees to indemnify and hold harmless FCRZ, its officers, directors, agents, shareholders and employees from the liabilities disclosed in Exhibit "A" to this Agreement.

     (b) Current Officers of FCRZ agrees to indemnify and hold harmless the Group, its officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act (each hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs (hereinafter collectively referred to as "Damages") incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by FCRZ in this Agreement or in any certificate delivered by or on behalf of FCRZ pursuant hereto (if such inaccuracy, misrepresentation, breach or default existed at the Closing Date). Current Officers of FCRZ agrees to indemnify and hold harmless the Group, its officers, directors, agents, shareholders and employees, and each person from lawsuits brought forth by minority shareholders of record as of September 30, 2002 in regards to this agreement.

     (c) FCRZ is party to a complaint filed in the State of Arizona, County of Maricopa, attached herewith as Exhibit "C" to this Agreement. Current Officers of FCRZ, agrees to indemnify and hold harmless FCRZ and the Group, their officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs incurred and arising out of any settlement or judgment of such complaint, or any derivation of said complaint thereto.

     4.2 A party entitled to indemnification hereunder (an "Indemnified Party") agrees to notify each party required to indemnify hereunder (an "Indemnifying Party") with reasonable promptness of any claim asserted against it in respect to which any Indemnifying Party may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. An Indemnifying Party shall have the right to defend any such claim at its or his own expense and with counsel of its or his choice; provided, however, that such counsel shall have been approved by the Indemnified Party prior to engagement, which approval shall not be unreasonably withheld or delayed; and provided further, that the Indemnified Party may participate in such defense, if it so chooses, with its own counsel and at its own expense.

                                  MISCELLANEOUS

     5.1 Governing Law/Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada without regard to conflicts of laws principles thereof and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of the State of Nevada. Except as otherwise set forth herein, any reference to "laws" in this Agreement shall mean the federal laws of the United Stated of America and state laws of the State of Nevada.

     5.2 Assignment; Binding upon Successors and Assigns. No party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     5.3 Severability. If any provision of this Agreement will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to affect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     5.4 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

     5.5 Amendment and Waivers. Any term or provision of this Agreement may be amended prior to the Closing by the written consent of the parties to this Agreement, or their successors in interest. The observance of any term, condition or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby or for whose benefit such condition was provided. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. In addition, at any time prior to the Closing, parties to this Agreement may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties made to it contained herein or in any document delivered pursuant hereto; and
(iii) waive compliance with any of the agreements or conditions for its benefit contained herein. No such waiver or extension shall be effective unless signed in writing by the party against whom such waiver or extension is asserted. The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions or any other provisions.

     5.6 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

     5.7 Notices. All notices and other communications required or permitted under this Agreement will be in writing and will be either hand delivered in person, sent by Telecopier or sent by recognized express courier service. Such notices and other communications will be effective upon receipt if hand delivered or sent by telecopier, and three (3) days after dispatch if sent by express courier, to the following addresses, or to such other addresses or fax number as any party may notify the other parties in accordance with this Section.

     5.8 Construction of Agreement. The respective parties have negotiated this Agreement hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section or an exhibit will mean a Section in, or exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

     5.9 No Joint Venture. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party will have the power to control the activities and operations of any other party and their status is, and at all times will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

     5.10 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

     5.11 Absence of Third Party Beneficiary Rights. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, partner, employee, agent, consultant or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

     5.12 Public Announcement. The transactions contemplated by this Agreement shall not be disclosed by any of the parties in any press release or other public announcement unless and until the sensent and timing of the same has been approved by all parties in writing and such press release or other public announcement is in compliance with all SEC disclosure rules and regulations.

     5.13 Entire Agreement. This Agreement and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

JACK WATTERS GROUP                           FUTURE CARZ, INC.

By:                                          By:
   --------------------------------             --------------------------------
Print:                                       Print:
      -----------------------------                -----------------------------
Position:                                    Position:
         --------------------------                   --------------------------
Date:                                        Date:
     ------------------------------               ------------------------------

                                    EXHIBIT A

                        INVESTMENT REPRESENTATION LETTER


Board of Directors
Future Carz, Inc.
7898 E. Acoma Suite 209
Scottsdale, Arizona 85260

Gentlemen:

     In connection with the purchase of shares by the Group, Inc. ("the Group") on the Closing Date set forth within the Stock Purchase Agreement with Future Carz, Inc. ("FCRZ"), a Nevada corporation (the "Company"), and delivery of the Shares to the undersigned, the undersigned for itself and its heirs, representatives, executors, administrators, successors and assigns, represents, warrants and agrees with the Company as follows with respect to the shares:

     1. The undersigned will be acquiring the shares for investment and not with a view to the distribution thereof and is familiar with the meaning of such representation and covenants and understands the restrictions which are imposed thereby. More specifically, but without limitation, the undersigned understands that in the view of the Securities and Exchange Commission, one who acquires securities for investment is not exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), if he merely acquires such securities for resale upon the occurrence or non-occurrence of some predetermined event or for holding for a fixed or determinable period in the future.

     2. The undersigned will be acquiring the shares solely for the undersigned's own account and no other person or entity has any direct or indirect beneficial ownership or interest therein.

     3. The undersigned hereby represents and warrants that it is an entity which was not organized for the purpose of acquiring the shares.

     4. The undersigned has been advised that in reliance on the representations, warranties and agreements herein made by the undersigned, the issuance and delivery of the shares to the undersigned will not be registered under the Act on the ground that the issuance thereof is exempt from registration by virtue of Sections 4(2) and/or 3(b) thereof.

     5. The undersigned represents and warrants to the Company that the investment in the Company represented by the purchase of the shares came about as a result of direct communications between the Company and the undersigned, and did not result from any form of general advertising or general solicitation including but not limited to, advertisements or other communications in newspapers, magazines, or other media; broadcasts on radio or television, seminars or promotional meetings or any letter, circular or other written communication.

Very truly yours,

JACK WATTERS GROUP

By:                                          By:
   --------------------------------             --------------------------------

                                    EXHIBIT B

                     LIST OF ASSETS AND LIABILITIES OF FCRZ

                                    EXHIBIT C

                                    COMPLAINT